                                                                   Exhibit 10.18

                               FOURTH AMENDMENT TO
                  REVOLVING CREDIT AGREEMENT AND LIMITED WAIVER

         Fourth Amendment and Limited Waiver dated as of September 15, 2000 to Revolving Credit Agreement (this "Fourth Amendment"), by and among AZTEC TECHNOLOGY PARTNERS, INC., a Delaware corporation (the "Borrower"), BLUEFLAME INC. (DE) (F/K/A PROFESSIONAL COMPUTER SOLUTIONS, INC.) ("BlueFlame"), as Co-Borrower with respect to $15,000,000 in outstanding principal amount of Acquisition Loans, FLEET NATIONAL BANK (F/K/A BANKBOSTON, N.A.) and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of July 27, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and Fleet National Bank (f/k/a BankBoston, N.A.) as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower has requested that the Banks amend certain provisions contained in the Credit Agreement and waive certain covenants contained therein; and

         WHEREAS, the Banks have agreed with the Borrower, subject to the terms and conditions contained herein, to modify certain terms and conditions of the Credit Agreement and grant such waivers as specifically set forth in this Fourth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. WAIVER. The Borrower has informed the Agent and the Banks that the Debt Service Coverage Ratio for the period of April 1, 2000 through June 30, 2000 (the "Second Quarter") did not meet the required level of 1.00:1.00 during such Second Quarter and, as such, the Borrower has failed to comply with ss. 11.2 of the Credit Agreement during the Second Quarter. Also, the Banks' waiver of Borrower's failure to comply with ss. 11.2 of the Credit Agreement for the period of January 1, 2000 through March 31, 2000 (the "First Quarter") pursuant to Limited Waiver No. 2, dated as of June 17, 2000, expires on August 14, 2000. The Borrower has requested that the Banks waive, to the limited extent necessary to permit such noncompliance for the First Quarter and the Second Quarter and for each fiscal quarter of the Borrower thereafter through April 30, 2001, the provisions of ss. 11.2. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, effective as of August 14, 2000, the Banks hereby waive the provisions of ss. 11.2 of the Credit Agreement solely to the extent necessary to permit the above-referenced noncompliance, and only with respect to the determination of compliance for the First Quarter and the Second Quarter and for each fiscal quarter of the Borrower thereafter through April 30, 2001.

         SECTION 2. CONSENT AND WAIVER. The Agent and the Bank hereby consent to the winding up and termination of business of Professional Network Services, Inc., notwithstanding that the same would otherwise violate various terms and provisions of the Credit Agreement, and hereby waive any Default and Events of Default (and only such Defaults and Events of Default) that would otherwise be caused by such violations.

         SECTION 3. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

              (a) the definitions of "Interest Payment Date" and "PCSI" are hereby amended by deleting such definitions in their entirety and restating them as follows:

              INTEREST PAYMENT DATE. (a) As to any Base Rate Loan, the last day of the calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; and (b) as to any LIBOR Rate Loan in respect of which the Interest Period is (i) 1 month or less, the last day of such Interest Period and (ii) more than 1 month, the date that is 1 month from the first day of such Interest Period and each 1 month interval thereafter during such Interest Period and, in addition, the last day of such Interest Period.

              PCSI. BlueFlame Inc. (DE), a New York corporation (f/k/a Professional Computer Solutions, Inc.) or BlueFlame Inc., a Delaware corporation, successor by merger to BlueFlame Inc. (DE), as the case may be.

              (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

              FOURTH AMENDMENT. The Fourth Amendment to Revolving Credit Agreement and Limited Waiver dated as of September 15, 2000, by and among the Borrower, PCSI, the Agent and the Banks.

         SECTION 4. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Section
4.8.2 of the Credit Agreement is hereby amended by deleting the first sentence thereof (contained in the Third Amendment) and restating it as follows:

    In the event the Borrower or any of its Subsidiaries receives any Net Cash Sale Proceeds or Net Offering Proceeds from any Asset Sale permitted by Section
10.5.2 or otherwise consented to in writing by the Majority Banks (or, in the event such a sale constitutes a sale of all or substantially all of the Collateral, then consented to in writing by all of the Banks), the Borrower shall, immediately upon receipt thereof, pay all outstanding fees and expenses of the Agent and the Banks, including without limitation any Overadvance Fees and Amendment Fee required to be paid from such proceeds and shall make a prepayment of principal on the Acquisition Loans (or to the extent the Acquisition Loans have been repaid in full, then a prepayment of principal on the Revolving Credit Loans) in the amount of all remaining Net Cash Sale Proceeds or Net Offering Proceeds; provided, however, that (i) in the case of Net Offering Proceeds resulting from an initial public offering of the common stock of PCSI or from the sale of the stock or assets of PCSI as permitted by
Section 2(c) of the Third Amendment, such prepayment shall be in an amount equal to the outstanding Obligations and the Total Commitment, the Total Acquisition Commitment and the Total Facility Commitment shall be permanently reduced to zero on the date of such prepayment and (ii) in the case of Net Cash Sale Proceeds from the sale of the stock or assets of a Subsidiary other than PCSI as permitted by Section 2(c) of the Third Amendment, such prepayment shall be in an amount equal to the sum of (x) the Minimum Net Cash Sale Proceeds for such Subsidiary and (y) 80% of the Net Cash Sale Proceeds in excess of the Minimum Net Cash Sale Proceeds for such Subsidiary; with the Total Acquisition Commitment (and/or the Total Commitment, as applicable) and the Total Facility Commitment also being permanently reduced by the amount of such prepayment.

         SECTION 5. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9 of the Credit Agreement is hereby amended as follows:

              (a) Section 9.4(i) of the Credit Agreement is hereby amended be deleting such Section 9.4(i) in its entirety and replacing it with the following:

              "(i) at 2:00 p.m. Boston time on Thursday, September 14, 2000 and at 2:00 p.m. Boston time on each two-week anniversary thereof, the Borrower will make financial and other appropriate officers of the Borrower and its Subsidiaries available to the Agent and the Banks for a dial-in conference call, which will be arranged by the Borrower and of which arrangements the Borrower shall notify the Agent and the Banks at least one Business Day prior to each such call, to discuss the information in any of the foregoing reports or other reports delivered to the Banks by the Borrower or its Subsidiaries and answer any questions the Agent or the Banks may have regarding the Borrower and its Subsidiaries. In addition, the Borrower will use commercially reasonable efforts to continue to provide reports to the Banks of its cash flow on a bi-weekly basis."

              (b) Section 9 of the Credit Agreement is hereby amended by deleting Sections 9.20, 9.21, 9.22 and 9.23 and replacing them with the following:

              9.20. PCSI IPO. The Borrower will obtain the prior written consent of the Agent and each of the Banks for any initial public offering of the stock of PCSI, which consent shall not unreasonably be withheld if the Obligations would be repaid in full from the proceeds thereof. The Borrower shall pay, or shall cause PCSI to pay, any unpaid Amendment Fee and any earned and unpaid Overadvance Fees and other unpaid fees and expenses of the Agent and the Banks from the Net Offering Proceeds of such offering (including the offering of underwriters' overallotment shares, if any) and shall use a portion of the remaining Net Offering Proceeds of such offering (including the offering of underwriters' overallotment shares, if any), to repay all Obligations in full and the Total Commitment, the Total Acquisition Commitment and the Total Facility Commitment shall be permanently reduced to zero on the date of such prepayment.

              9.21. ADDITIONAL FINANCING. [Intentionally omitted.]

              9.22. WARRANTS. As consideration for the Fourth Amendment and in lieu of any Warrants that the Borrower may be or become obligated to issue to the Banks pursuant to the Third Amendment, the Borrower hereby agrees to issue to each of the Banks a warrant to purchase common stock of the Borrower in the form attached hereto as EXHIBIT I (each a "WARRANT"), exercisable for the number of Warrant Shares (as defined in the Warrant) equal to such Bank's PRO RATA share (in accordance with such Bank's Commitment Percentage of the Total Facility Commitment) of the number of Warrant Shares that would equal 3% of the outstanding shares of the Borrower's common stock on the date of the Fourth Amendment (assuming issuance of all shares of common stock issuable upon exercise of all outstanding options, warrants and other rights and upon conversion of all outstanding convertible securities). As consideration for the Fourth Amendment, the Borrower also agrees that on December 31, 2000, in the event that the Total Facility Commitment is not permanently reduced to $32,000,000, the Borrower shall automatically issue to each of the Banks a warrant to purchase common stock of the Borrower in the form attached hereto as
EXHIBIT I (each a "WARRANT"), exercisable for the number of Warrant Shares (as defined in the Warrant) equal to such Bank's PRO RATA share (in accordance with such Bank's Commitment Percentage of the Total Facility Commitment) of the number of Warrant Shares that, when combined with the cumulative number of Warrant Shares for which all Warrants theretofore issued to the Banks would be exercisable, would equal 4% of the outstanding shares of the Borrower's common stock on such date (assuming issuance of all shares of common stock issuable upon exercise of all outstanding options, warrants and other rights and upon conversion of all outstanding convertible securities). For purposes of determining whether the Total Facility Commitment has been permanently reduced to $32,000,000, amounts in respect of Amendment Fee or Overadvance Fees paid from proceeds of an Asset Sale (including without limitation a capitalization event) in advance of the scheduled installment payment date or Revolving Credit or Acquisition Loan Maturity Date, as applicable, shall be deemed to have been applied to permanently reduce the Total Facility Commitment. The Banks shall have the registration rights with respect to the Warrant Shares as set forth in the Registration Rights Agreement among the Borrower and the Banks. The Borrower shall use its commercially reasonable efforts to have the Securities and Exchange Commission declare the registration statement with respect to the Warrants effective as soon as possible after the date of the Fourth Amendment, including filing all amendments necessary to reflect changes in the Borrower's circumstances and the terms of issuance of the Warrants. Assuming it has used its commercially reasonable efforts and continues to do so, the failure of such registration statement to become effective shall not constitute a Default or Event of Default under the Credit Agreement or this Fourth Amendment. The Borrower will at all times maintain sufficient authorized but unissued shares of Common Stock reserved for issuance upon exercise of the Warrants. On the date of issuance of each of the Warrants, each such Warrant shall have been duly and validly issued to the respective Bank. The Warrant Shares will be duly and validly issued, fully paid and nonassessable upon issuance by the Borrower and payment of the exercise price therefor (or conversion thereof) in accordance with the provisions of the Warrants. Upon exercise of the Warrants, and the delivery by the Borrower of stock certificates representing Warrant Shares, all in accordance with the terms of the Warrants, lawful and valid title to each of such Warrant Shares will be conveyed to and vested in the Banks, free and clear of all restrictions and other liens and encumbrances, except the agreements, restrictions and other liens and encumbrances (if any) imposed by the Third Amendment, the Fourth Amendment, the Warrants and applicable law.

              9.23. POSTCLOSING ITEMS. The Borrower shall deliver to the Agent, within 30 days after the date of the Fourth Amendment satisfactory evidence that all liens against the assets of the Borrower and its Subsidiaries other than Permitted Liens have been released and removed of record and a revised schedule of Permitted Liens satisfactory to the Agent to replace that contained in the DISCLOSURE SCHEDULE. The Borrower shall deliver to the Agent, within seven days after the date of the Fourth Amendment a revised DISCLOSURE SCHEDULE that is accurate and complete as of such date and which DISCLOSURE SCHEDULE shall contain no information that had such information been known to the Banks on the date of the Fourth Amendment would have caused any Bank acting reasonably to have refused to agree to the Fourth Amendment. The Borrower shall deliver to the Agent at the time of execution and delivery of any Warrants, an opinion of counsel reasonably satisfactory in form and substance to the Agent as to the corporate power and authority and capitalization of the Borrower, due authorization, execution and delivery, validity and enforceability of the Warrants and other customary provisions. The Borrower hereby agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with the Fourth Amendment and the transactions contemplated thereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss.
17.1 of the Revolving Credit Agreement for which an invoice is submitted after the date of the Fourth Amendment within 30 days after the date of the respective invoice.

         SECTION 6. AMENDMENT TO SECTION 10.1 OF THE CREDIT AGREEMENT. Section
10.1 of the Credit Agreement is hereby amended by deleting ss. 10.1(c) in its entirety and replacing it with the following:

         "(c) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or such Subsidiary or under any Capitalized Lease, PROVIDED that (i) if at the time such Indebtedness is incurred, no Default or Event of Default shall have occurred and be continuing, or would occur after giving effect to such transaction on a pro forma basis; and (ii) immediately after giving effect to such incurrence, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries outstanding pursuant to this ss. 10.1(c) shall not exceed $250,000;"

         SECTION 7. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall become effective only upon the satisfaction of the following conditions:

              (a) this Fourth Amendment shall have been executed by the Borrower, PCSI, all of the Banks and the Agent and the Ratification of Guaranty in the form attached hereto shall have been executed by each Guarantor;

              (b) the Borrower shall have delivered to the Agent and the Banks an opinion of counsel satisfactory in form and substance to the Agent as to the corporate power and authority of the Borrower, due authorization, execution and delivery, validity and enforceability of the Fourth Amendment and other customary provisions;

              (c) the Borrower shall have delivered to the Banks the Warrants required to be delivered on the date of this Fourth Amendment pursuant to the terms of this Fourth Amendment;

              (d) the Borrower and holders of at least 80% of the outstanding principal amount of the Loans shall have executed and delivered a First Amendment to Registration Rights Agreement in the form of EXHIBIT J attached hereto; and

              (e) the Borrower shall have paid all reasonable expenses, including legal fees and disbursements incurred by the Agent and the Banks in connection with this Fourth Amendment and the transactions contemplated hereby and any other expenses, legal fees and disbursements required to be paid pursuant to ss. 17.1 of the Credit Agreement and not heretofore paid by the Borrower for which an invoice has been submitted.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss. 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except in such respects (none of which shall be materially adverse) as may be set forth on the DISCLOSURE SCHEDULE required to be delivered pursuant to ss. 9.23 of the Credit Agreement, as amended hereby, and to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that (a) the execution and delivery by the Borrower and each Guarantor of this Fourth Amendment and the performance by the Borrower and each Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents are within the corporate authority of the Borrower and each Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrower and each Guarantor party thereto, (b) the Borrower has, on or prior to the date hereof, duly and properly authorized, subject to the satisfaction of certain conditions precedent set forth in Section 9.22 of the Credit Agreement (as amended hereby), the issuance of the Warrants in or substantially in the form of EXHIBIT I attached hereto, evidencing right to subscribe for and purchase from the Borrower the number of Warrant Shares to which each of the Banks is entitled pursuant to the terms of this Fourth Amendment, (c) the Borrower has duly and properly authorized the issuance of Warrant Shares issuable upon due exercise or conversion of the Warrants and (d) the Borrower has filed in a timely manner each report required to be filed by it with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934 since December 31, 1998.

         SECTION 9. EXHIBITS. The Credit Agreement is hereby amended to delete
EXHIBIT I to the Credit Agreement (attached to the Third Amendment) and to substitute EXHIBIT I attached hereto in its place, as if the same were EXHIBIT I to such Credit Agreement.

         SECTION 10. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 11. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon, except such waivers as are specifically set forth herein.

         SECTION 12. RELEASE OF CLAIMS. The Borrower and, by executing the attached Ratification of Guaranty, each of the Borrower's Subsidiaries hereby releases the Agent and the Banks and all agents, officers, directors, shareholders, or anyone acting at the direction or control of the Agent or each or all Banks from any and all liabilities and claims under the Credit Agreement, this Fourth Amendment, the Registration Rights Agreement or any Security Documents or otherwise in connection with the transactions contemplated thereby, except those arising after the time of execution and delivery of this Fourth Amendment.

         SECTION 13. COUNTERPARTS. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 14. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

                                   AZTEC TECHNOLOGY PARTNERS, INC.

                                   By: /s/ Ira Cohen
                                       ----------------------------------------
                                       Title: President

                                   BLUEFLAME INC. (DE)
                                   (F/K/A PROFESSIONAL COMPUTER
                                   SOLUTIONS, INC.)
                                   (HAVING JOINT AND SEVERAL LIABILITY FOR A
                                   PORTION OF THE ACQUISITION LOANS HAVING AN
                                   OUTSTANDING PRINCIPAL AMOUNT OF
                                   $15,000,000)

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   CITIZENS BANK OF MASSACHUSETTS

                                   By: /s/ James M. Ray
                                       ----------------------------------------
                                       Name: James M. Ray
                                       Title: Vice President

                                   FLEET NATIONAL BANK (AS AGENT AND AS A BANK)

                                   By: /s/ Richard E. Lynch
                                       ----------------------------------------
                                       Name: Richard E. Lynch
                                       Title: Vice President

                                   THE FUJI BANK, LIMITED

                                   By: /s/ Masahito Fukuda
                                       ----------------------------------------
                                       Name: Masahito Fukuda
                                       Title: Senior Vice President and
                                              Group Head

                                   NATIONAL CITY BANK OF KENTUCKY

                                   By: /s/ Glenn E. Nord
                                       ----------------------------------------
                                       Name: Glenn E. Nord
                                       Title: Vice President

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By: /s/ John J. McGuire
                                       ----------------------------------------
                                       Name: John J. McGuire
                                       Title: First Vice President

                                   PEOPLE'S BANK

                                   By: /s/ Dante Pazzine
                                       ----------------------------------------
                                       Name: Dante Pazzine
                                       Title: Vice President

                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of September 15, 2000, and agrees that the Guaranty dated as of (a) July 27, 1998; (b) September 17, 1998; (c) October 2, 1998, or June 26, 2000 from each of the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                   AZTEC INTERNATIONAL LLC

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   AZTEC TECHNOLOGY PARTNERS OF NEW
                                   ENGLAND LLC (F/K/A BAY STATE
                                   COMPUTER GROUP LLC)

                                   By: /s/ Ira Cohen
                                       ----------------------------------------
                                       Title: President

                                   ENTRA COMPUTER CORP.

                                   By: /s/ Ira Cohen
                                       ----------------------------------------
                                       Title: President

                                   PCM, INC.

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   BLUEFLAME INC. (DE) (F/K/A
                                   PROFESSIONAL COMPUTER SOLUTIONS, INC.)

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   PROFESSIONAL NETWORK SERVICES, INC.

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   MCDOWELL, TUCKER & CO., INC.

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer

                                   SOFTECH COMMUNICATIONS, INC.

                                   By: /s/ Ira Cohen
                                       ----------------------------------------
                                       Title: President

                                   SOLUTIONS E.T.C. INC.

                                   By: /s/ Ira Cohen
                                       ----------------------------------------
                                       Title: President

                                   DIGITAL NETWORK ASSOCIATES LLC

                                   By: /s/ Ross J. Weintraub
                                       ----------------------------------------
                                       Title: Treasurer